STOCK PURCHASE AGREEMENT

This Agreement is made and entered into as of August ______, 2005 (the “Effective Date”) by and between Homeowners of America Holding Corporation, a Delaware corporation (the “Company”) and Richard P. Backus (the “Purchaser”).

1.            PURCHASE OF SHARES. On the Effective Date and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of One Hundred Thousand (100,000) shares of the Company’s Common Stock, par value $0.0001 per share (the “Shares”), at the purchase price of $0.0001 per share (the “Purchase Price Per Share”), for a total of $10.00 (the “Purchase Price”). As used in this Agreement, the term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

2.            PAYMENT OF PURCHASE PRICE; CLOSING.

2.1           Deliveries by Purchaser. Purchaser hereby delivers to the Company: (i) a duly executed copy of this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any), (iii) if Purchaser is married, a Spouse Consent in the form of Exhibit 2 attached hereto (the “Spouse Consent”) duly executed by Purchaser’s spouse and (iv) the Purchase Price.

2.2           Deliveries by the Company. Upon its receipt of the Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, with such certificate to be placed in escrow as provided in Section 7 until expiration or termination of both the Company’s Repurchase Option and Right of First Refusal described in Sections 4 and 5.

3.            REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

3.1           Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.2           Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.3           Understanding of Risks. Purchaser is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

3.4           Purchaser’s Qualifications. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser’s business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5           No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

3.6           Compliance with Securities Laws. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act or being qualified under the Texas Securities Act, as amended (the “Act”), or under the blue sky laws of any other state, but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act, the Act and the applicable blue sky laws of any other state in which such registration and qualification is or may be necessary, which exemptions impose certain restrictions on Purchaser’s ability to transfer the Shares.

3.7           Restrictions on Transfer. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act and qualified under the Act and the blue sky laws of any other state in which such qualification is or may be necessary or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC, the Texas Securities Commissioner or the securities commissioner of any other state and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.8           Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company and “current public information” about the Company (as defined in Rule 144) is not publicly available.

4.            COMPANY’S REPURCHASE OPTION. The Company or its assignees shall have the option to repurchase all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser’s death, disability, voluntary resignation or termination by the Company with or without cause.

4.1           Definition of “Employed by the Company”; “Termination Date”. For purposes of this Agreement, Purchaser will be considered to be “employed by the Company” if the Board of Directors of the Company determines that Purchaser is rendering substantial services as a director, officer, employee, consultant or independent contractor to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company shall have sole discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser’s employment terminated (the “Termination Date”).

4.2           Unvested and Vested Shares. Shares that are vested pursuant to the schedule set forth herein are “Vested Shares”. Shares that are not vested pursuant to the schedule set forth herein are “Unvested Shares”. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company’s prior written consent. On the Effective Date, all of the Shares will be Unvested Shares. Upon the closing of the Company’s first sale of its preferred stock in one transaction or a series of related transactions for an aggregate purchase price to the Company of not less than $1,000,000 (the “Qualified Financing Closing Date”), 25% of the Shares will become Vested Shares. Thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company or any subsidiary or parent of the Company, at all times after the Qualified Financing Closing Date, an additional 25% of the Shares will become Vested Shares upon the first anniversary of the Qualified Financing Closing Date and an additional 2.0833% of the Shares will become Vested Shares upon the expiration of each full month elapsed after the first anniversary of the Qualified Financing Closing Date. No Shares will become Vested Shares after the Termination Date. If the application of the vesting percentage results in a fractional share, such share shall be rounded up to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the balance of Unvested Shares shall become fully Vested Shares.

4.3           Adjustments. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination or other similar recapitalization effecting the common stock of the Company occurring after the Effective Date.

4.4           Exercise of Repurchase Option at Original Price. At any time within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) any or all of the Unvested Shares at the Purchase Price Per Share specified in Section 1 -above, as adjusted to reflect any stock dividend, stock split, reverse stock split, combination or other similar recapitalization effecting the common stock of the Company occurring after the Effective Date (the “Repurchase Option Price”).

4.5           Payment of Repurchase Price. The Repurchase Option Price will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company (or to such assignee) or by any combination thereof. The Repurchase Option Price will be paid without interest within ninety (90) days after the Company gives the Purchaser written notice of the exercise of its Repurchase Option.

4.6           Right of Termination Unaffected. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser’s employment with the Company (or any parent, subsidiary or affiliate of the Company) at any time for any reason or no reason, with or without cause.

5.            RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company’s prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

5.1           Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

5.2           Exercise or Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection 5.3 below.

5.3           Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

5.4           Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

5.5           Holder’s Right to Transfer. If Holder has not consented to the purchase of less than all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer all such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price (and if Holder consented to the purchase of less than all the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer any remaining Offered Shares to each Proposed Transferee at the Offered Price or at a higher price), provided that (i) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company, pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

5.6           Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser’s lifetime by gift or on Purchaser’s death by will or intestacy to Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of Purchaser or Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient: (ii) the transfer of any or all of the Vested Shares to an individual retirement account or other tax deferred retirement plan in the name of or for the benefit of Purchaser, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (iii) the transfer of any and all Vested Shares by a partnership to the partners of the partnership or by a limited liability company to the members of the limited liability company, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (iv) any grant of a lien or security interest in. or pledge, hypothecation or encumbrance of, Vested Shares in accordance with and subject to the provisions of Section 5.8; (v) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (vi) any transfer of Shares to the Company; or (vii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child or grandchild or adopted grandchild of Purchaser or Purchaser’s spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser’s spouse.

5.7           Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

5.8           Encumbrances on Vested Shares. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

6.           RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Purchaser delivers the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

7.            ESCROW. As security for Purchaser’s faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Repurchase Option and the Right of First Refusal.

8.            TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS (i) THAT PURCHASER HAS CONSULTED WITH A TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days of the purchase of the Shares to be effective, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisors Purchaser deems advisable in connection with Purchaser’s purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

9.            RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

9.1           Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

9.2           Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.3           Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

10.          MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company’s securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) alter the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

11.          COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

12.          GENERAL PROVISIONS.

12.1         Assignments; Successors and Assigns. The Company may assign any of its rights and obligations under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. Any assignment of rights and obligations by any other party to this Agreement requires the Company’s prior written consent. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

12.2         Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to that body of laws pertaining to conflict of laws.

12.3         Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other party hereto. Notices by facsimile shall be machine verified as received.

12.4         Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may he reasonably necessary to carry out the purposes and intent of this Agreement.

12.5         Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

12.6         Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

12.7         Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

12.8         Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

12.9         Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

13.          ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has executed this Agreement, as of the Effective Date.

COMPANY

HOMEOWNERS OF AMERICA HOLDING CORPORATION

By:
Spence Tucker, President
5021 Briar Tree Drive
Dallas, Texas 75248
Fax:
Phone: (972) 407-9896

PURCHASER

Richard P. Backus

Fax:
Phone:

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